SUBSEQUENT EVENT	3 Months Ended
Mar. 31, 2025
SUBSEQUENT EVENT
19.	SUBSEQUENT EVENT

On May 5, 2025, The Company closed a financing for 1,715,000 units of the Company, with each unit consisting of one common share and one warrant to purchase one common share. Each unit was sold at an offering price of $2.10 for gross proceeds of approximately US$ 3.6 million before deducting underwriting discounts and offering expenses. Estimated costs related to the issuance are CAD$ 581,000.